Exhibit 99.1

     Roth ConferenceMarch 2022  Corporate Overview

 Safe Harbor   This presentation contains "forward-looking statements" within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, which may include GAAP and non-GAAP financial measures, and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," "target," similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control and are not guarantees of future results, such as statements about the anticipated benefits of our recent transaction with Helix Technologies, Inc., future financial and operating results, company strategy and intended product offerings and market positioning. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Factors that could cause actual results to differ include, but are not limited to, those risks and uncertainties associated with: the impact of the COVID-19 pandemic on Forian’s business, operations, strategy and goals; Forian’s ability to execute on its strategy; and the additional risks and uncertainties set forth more fully under the caption “Risk Factors” in Forian’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the United States Securities and Exchange Commission (“SEC”) on March 31, 2021, and elsewhere in Forian’s filings and reports with the SEC. Forward-looking statements contained in this presentation are made as of the date hereof, and we undertake no duty to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable law.  2

 What We Do  3  by coupling innovative software and data technologies we enable customers with their customer, product and market insights that optimize their operational, clinical and financial performance.  Mission  Leverage data to improve health outcomes and business value

   Forian at a Glance  4  $18-$19M+2021ERevenue1  $200M Market Capitalization3  290M+Patients Covered in HIPAA Database  #2 Seed-to-Sale Market Share2  5B+Annual Mx & Rx Claimsin Database  $3.4B+Cannabis GMVProcessed Annually  #2Point-of-Sale Market Share2   1. Full year, Pro Forma $8.2MM 1H21 and 2H21 Revenue Guidance of $10.4M – $10.7M; Proforma Revenue illustrates revenue adjusted to include the revenue earned by Helix Technologies, Inc. during the periods prior to the March 2, 2021 merger. See note 4 below.   2. Cannabiz Media, 10, 2021. “Point-of-Sale Software in the Cannabis Industry – 2021 Report”.3. As of 3/14/21, Yahoo Finance, 32.5M Shares Outstanding & Closing Price of $6.15.4. As announced on Q3 2021 Earnings Call, 11/11/21.  A Software, Data & Analytics Leader  %Majority of Revenue Growth in Life Sciences4

Proven Leadership, Tested Results

Leadership

Board Member



Max Wygod
Co-Founder and Executive Chairman

WebMD

Board Member



Adam Dublin
Co-Founder and Chief Strategy Officer

WebMD IQVIA

Board Member



Dan Barton
Chief Executive Officer

IQVIA gsk GlaxoSmithKline



Edward Spaniel, Jr.
Executive Vice President & General Counsel

IQVIA edmunds GovTech



Michael Vesey
Chief Financial Officer

WAYSIDE TECHNOLOGY GROUP majesco

Board of Directors

Martin Wygod
Serial Founder / Chairman / CEO
WebMD; Medco Containment Services; Emdeon; Medical Manager; Medical Marketing Group; Porex

Mark Adler, M.D.
Medical Oncologist; Director of San Diego Cancer Research Institute

Jennifer Hajj
Head of Strategic Partnerships at Galileo; former health policy consultant at Sachs Group

Alyssa Varadhan
VP, Delos Living, leading wellness real estate company; former Goldman Sachs Managing Director

Ian Banwell
CFO Hamburg Commercial Bank; Former Chief Investment Officer of Bank of America

Kristiina Vuori MD, Ph.D.
President of Sanford Burnham Prebys Medical Discovery Institute

Stanley Trotman, Jr.
Former Healthcare Investment Banker at UBS/PaineWebber

Shahir Kassam-Adams
Serial Founder; former Executive at Datavant, DRG and Thomson Healthcare

FORIAN

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© 2022 Forian Inc. | Confidential and Proprietary

Corporate History

Forian was launched by the combination of MOR Analytics and Helix Technologies in 2021. Successful direct listing on Nasdaq in March 2021.

Medical Outcomes Research Analytics — FORIAN — **Helix Technologies**

One of the largest proprietary, HIPAA-compliant analytics platform of healthcare and cannabis user data in the U.S.

Data driven decisions

HIPAA-compliant Data/Data Science Platform

Data management and analytics tools powered by machine learning

Leader in data privacy

Expertise in SaaS based information, data platforms and commercial, clinical and operational analytics



Government
Emerging Therapies
Life Sciences
Healthcare
Payer
Media
OTC/CPG
Regulatory
FORIAN

Vertically integrated Seed-to-Sale

Unparalleled reach across the cannabis market - retail, cultivation, manufacturing and regulatory

11-year operating history in Cannabis

One of the largest sources of U.S. transactional cannabis data

Secure technical performance across privacy, security and reliability

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© 2022 Forian Inc. | Confidential and Proprietary

FORIAN

Data Assets

Create value by connecting what is grown to the outcomes users expect



CULTIVATOR
11 Government Contracts
MANUFACTURER
#2 Seed-to-Sale Market Share
MEDICAL CLAIMS
PHARMACY CLAIMS
5B+ Annual Mx or Rx Claims
290M+ HIPAA Patient Lives Covered
CUSTOMER DEMOGRAPHIC DATA
257M+ Consumer Interests and Behavior
HOSPITAL EMR DATA
$3.4B+ Cannabis GMV Processed Annually
POINT-OF-SALE
7M+ Healthcare - Cannabis Linked Consumer Data
PATIENT-REPORTED OUTCOMES*

***HIPAA compliance across consumer journey**

FORIAN

© 2022 Forian Inc. | Confidential and Proprietary
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A Growing Product Portfolio

Products supporting revenue generation

Software	Information Products	Services
Dispensary Point of Sale Compliance, inventory management, customer profiles, CRM, loyalty programs, online ordering	**Information Services** HIPAA-compliant integrated data	**State Regulatory Compliance** Statewide tracking, enforcement and monitoring system to ensure transparency and accountability
Manufacturer Software Track chain of custody of product and product detail information (potency, ingredients, expiration date)	**Customer Analytics** Understand customer behaviors, needs, preferences, product usage, frequency of store visits, loyalty, coupon usage	**Patient Outcomes Analytics** Credible, real-world evidence-based safety, efficacy, and clinical and non-clinical outcomes measurement and assessment utilizing health and cannabis data
Cultivation Software Data and insights on plant yield, grow optimization, harvesting and extraction	**Market and Audience Profiling** Profile current and projected market demand at a granular level to reach desired customers	**Data as a Service** Better data management and disambiguation, mastering, matching, deduping, cleansing, standardization, classification
Utilization, Sales and Tracking Tracking and projecting utilization, unit volume, sales by product, category, brand	**Brand Insights** Understand product decisions supporting sales, marketing, inventory, formulation & packaging	**Data Science as a Service** Commercial AI driven approaches to Forecasting, Segmentation and Targeting, Recommender Systems

BIOTRACK CANNALYTICS

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FORIAN

© 2022 Forian Inc. | Confidential and Proprietary

Analytics That Move Brands

Maturing the Analytics in an Immature Market

- ☑ Basket Analyses
- ☑ Brand Insights
- ☑ Commercial Analytics
- ☑ Customer Segmentation
- ☑ Data Management
- ☑ Forecasting
- ☑ Market Comparisons
- ☑ Marketing Activation
- ☑ Patient Registries
- ☑ Patient Journey
- ☑ Price Optimization
- ☑ Real World Evidence


Customer Segmentation (RFMT)


Table with Descriptions


Product Category Sales and Forecast
Monthly Sales & 6-month Forecast


Product Group A State Map (Transaction Count)
Product Group B State Map (Transaction Count)


Inventory Overview
Inventory Details (Reorder Recommendations)


Customer Segmentation - Interests Index
Interests - RFMT

© 2022 Forian Inc. | Confidential and Proprietary
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Unparalleled Insights

Actual Analysis on 2.5 Million linked Consumers to their Medical Diagnoses



Treatment Vectors to Condition (76%)
De-identified Customer
Age: 29
Gender: Male
Ethnicity: Hispanic
Anxiolytics
Anxiety
Indica Dominant Hybrid
Indica Dominant Hybrids
Sedatives
Insomnia
Antidepressant
Depression
Sativa Dominant Hybrid
Sativa Dominant Hybrids
Mood Stabilizers
Bipolar
Glaucoma
Betablockers
Addiction
Opioid Antagonists
Psychostimulants
ADHD
Opioids
Pain
Hybrid/Mixed
Hybrid
NSAIDS
Chronic Inflammation
Sativa
Anti-Spastics
Seizures
D2 (32.88 %)
Fibromyalgia
Anxiety disorders
Superior canal dehiscence syndrome
Sickle cell disease
Intractable cramping
Inflammatory bowel disease (IBD)
Peripheral neuropathy
Depression
Neurofibromatosis
Nailpatella syndrome (NPS)
Pediatric Sensory Processing Disorder
Sedative Related Disorders
Wilson's disease
Chemotherapy treatment
Chemical Abuse
Post-laminectomy syndrome with chronic radiculopathy
Cystic fibrosis
Spinal stenosis
Complex regional pain syndrome
Dystonia
Parkinson's disease
Vulvodynia and Vulvar Burning
Decompensated cirrhosis
Intractable nausea or vomiting
Psychoactive Related Disorders
Chronic pancreatitis
Epidermolysis bullosa
Amyotrophic lateral sclerosis (ALS)
Neuro-Behcets autoimmune disease
Elevated intraocular pressure
Alzheimer's disease
Alcohol Related Disorders
Chronic renal failure requiring hemodialysis
Endometriosis
Hallucinogen Related Disorders
Hepatitis C
Cerebral palsy
Muscular dystrophy
Irritable bowel syndrome (IBS)
Diabetes
Obstructive sleep apnea
Nicotine Related Disorders
Osteogenesis imperfecta
Postherpetic neuralgia
Mitochondrial disease
Chronic traumatic encephalopathy (CTE)
Tourette syndrome (TS)
Stroke
Traumatic brain injury (TBI)
Ehlers-Danlos syndrome
Chronic inflammatory demyelinating polyneuropathy (CIDP)
Hydrocephalus
Spinal cord injury (SCI) or disease
Polycystic kidney disease (PKD)
ADD/ADHD
Syringomyelia
HIV/AIDS
Inhalant Related Disorders
Myoclonus
Cachexia or wasting syndrome
MALS Syndrome
Arthritis
Arnold-Chiari malformation
Severe psoriasis and psoriatic arthritis
Autism
Intractable appetite loss
Spasticity disorders
Seizure disorders/epilepsy
Polyneuropathy
Stimulant Related Disorders
Dyskinetic and spastic movement disorders

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FORIAN

© 2022 Forian Inc. | Confidential and Proprietary

   Emerging PharmaCannabinoid Market  11  Serving the convergence of two large and growing markets  US Cannabis$24B2  Growing 15% CAGR (39 legal states and D.C.)   US Life Sciences & HCIT$400B1  Growing 11% CAGR      1. Pharmaceutical Manufacturing Market Size, Grand View Research 7/20212. US Review: Exceptional Growth at Depressed Prices — Critical Catalyst Near? Jefferies Research, 2/28/2022

Continued Investment and Growth

	Nine Months ended September 30, (in 000's)			
	2021	2020	change	change %
Revenue	$ 11,130	$ 335	$ 10,795	3223%
Proforma Revenue[1]	$ 13,139	$ 9,135	$ 4,004	44%
Net Loss	$ (18,502)	$ (2,629)	$ (15,874)	
Adjusted EBITDA[2]	$ (10,613)	$ (2,414)	$ (8,199)	
	30-Sep-21	31-Dec-20		
Cash and Marketable Securities	$ 35,934	$ 12,167	$ 23,767	
Working Capital	$ 34,159	$ 11,221	$ 22,938	

Quarterly Revenues

(Pro Forma Consolidated)



$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
Q4' 20
Q1' 21
Q2' 21
Q3'21
Q4 Est3
Information & Software
Services
Other

- Continued to organically scale healthcare information product business, which contributed approximately $4 million in revenue for the nine months ended September 30, 2021, compared to $0.335 million in 2020
- Completed merger with Helix Technologies, Inc., providing access to Helix's cannabis usage data as the number two player for point of sale and government compliance software within the cannabis industry for nine months ended September 30, 2021
- Listed common stock on NASDAQ and secured $36 million in additional financing through sales of equity and convertible notes to fund growth plan
- Scaling revenue growth with reinvestment in product development and data assets
- Revenue guidance of $16.5 to $16.7 million for the year ended December 31, 2021[3]

1. Proforma Revenue illustrates revenue adjusted to include the revenue earned by Helix during the periods prior to the merger.
2. Adjusted EBITDA is a non-U.S. GAAP measure. See the Appendix for further information, including a reconciliation of Adjusted EBITDA to Net Loss.
3. Revenue guidance reconfirmed on Q3 2021 Forian Inc. Earnings Call held on November 11, 2021.

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FORIAN

© 2022 Forian Inc. | Confidential and Proprietary

Thank You  13

 Appendix   14

 15  Reconciliation of U.S. GAAP to Non-GAAP Financial Measures  l

 Reconciliation of U.S. GAAP to Non-GAAP Financial Measures  l  This presentation includes a non-GAAP measure, which we define as financial information that has not been prepared in accordance with U.S. GAAP. The non-U.S. GAAP financial measure provided herein is earnings before interest, taxes, non-cash and other items (“Adjusted EBITDA”), presented on both a historical basis and a “pro forma” basis reflecting the acquisition of Helix as of the beginning of the periods presented. Adjusted EBITDA should be viewed as supplemental to, and not as an alternative for, net income or loss calculated in accordance with U.S. GAAP (referred to below as “Net loss”). Adjusted EBITDA is used by our management as an additional measure of our Company’s performance for purposes of business decision-making, including developing budgets, managing expenditures and evaluating potential acquisitions or divestitures. Period-to-period comparisons of Adjusted EBITDA help our management identify additional trends in our Company’s financial results that may not be shown solely by period-to-period comparisons of net income. In addition, we may use Adjusted EBITDA in the incentive compensation programs applicable to some of our employees in order to evaluate our Company’s performance. Our management recognizes that Adjusted EBITDA has inherent limitations because of the excluded items, particularly those items that are recurring in nature. In order to compensate for those limitations, management also reviews the specific items that are excluded from Adjusted EBITDA, but included in net income, as well as trends in those items. We believe that the presentation of Adjusted EBITDA is useful to investors in their analysis of our results for reasons similar to the reasons why our management finds it useful and because it helps facilitate investor understanding of decisions made by management in light of the performance metrics used in making those decisions. In addition, we believe that providing Adjusted EBITDA, together with a reconciliation of Net loss to Adjusted EBITDA, helps investors make comparisons between our Company and other companies that may have different capital structures, different effective income tax rates and tax attributes, different capitalized asset values and/or different forms of employee compensation. However, Adjusted EBITDA is not intended as a substitute for comparisons based on Net loss. In making any comparisons to other companies, investors need to be aware that companies use different non-GAAP measures to evaluate their financial performance. Investors should pay close attention to the specific definition being used and to the reconciliation between such measures and the corresponding U.S. GAAP measures provided by each company under applicable SEC rules.Non-U.S. GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with U.S. GAAP. We encourage investors and others to review our financial information in its entirety, not to rely on any single financial measure to evaluate our business and to view our non-GAAP financial measures in conjunction with the most directly comparable U.S. GAAP financial measures.The above table is derived from our Quarterly Report on Form 10-Q for the three months ended September 30, 2021, as filed with the SEC on November 15, 2021, and reconciles the specific items excluded from U.S. GAAP metrics in the calculation of non-U.S. GAAP metrics for the periods presented. Please refer to this Quarterly Report on Form 10-Q for further information.  16

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